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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2003

ALLIANCE IMAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16609	33-0239910
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 S. State College Blvd., Suite 600, Anaheim, California 92806
(Address of principal executive offices, including zip code)

714-688-7100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

    The following exhibits are filed with this Form 8-K:

    99.1    Press Release dated May 5, 2003.

Item 9:    Regulation FD Disclosure (Information provided under Item 12- Disclosure of Results of Operations and Financial Condition).

        Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

        On May 5, 2003, we issued a press release, which sets forth our results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2003	ALLIANCE IMAGING, INC.
	By:	/s/ PAUL S. VIVIANO Name: Paul S. Viviano Title: President and Chief Executive Officer

Exhibit Index

Exhibit 99.1    Press Release dated May 5, 2003.

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SIGNATURE
Exhibit Index